SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2018

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road

Denver, North Carolina 28037

(Address of Principal Executive Offices)

(Zip Code)

(828) 464-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

To the extent responsive, the information included in Items 2.01 and 2.03 is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On September 17, 2018, Contrail Aviation Support, LLC (“Contrail”) a 79%-owned subsidiary of Air T, Inc. (the “Company”) acquired two used Airbus A319-100 aircraft. The transaction value exceeded $35,000,000. Contrail financed a portion of the purchase price as described in Item 2.03 below. Contrail assumed the lessor’s interest in a lease for each aircraft.*

The aircraft purchases discussed above continue Contrail’s business of purchasing aircraft and/or aircraft engines for the purpose of leasing or disassembling them and selling them for parts. Significant purchase/sales and leases since May 24, 2017 include the following transactions.

Date	Asset	Purchase/Lease Agreement*
5/12/17	Aircraft	Exhibit 10.1
9/22/17	Engine	Exhibit 10.2
9/22/17	Aircraft	Exhibit 10.3
9/29/17	Engine	Exhibit 10.4
10/9/17	Aircraft	Exhibit 10.5
12/27/17	Aircraft	Exhibit 10.6
1/10/18	Engine	Exhibit 10.7
1/25/18	Engine	Exhibit 10.8
2/11/18	Engine	Exhibit 10.9

Transaction documents with respect to each transaction are filed as Exhibits 10.1 through 10.13 hereto, which are incorporated herein by reference.

*	Portions of each transaction exhibit are treated as confidential pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities and Exchange Commission.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 14, 2018, Contrail and its wholly-owned subsidiary Contrail Aviation Leasing, LLC (“CAL”) entered into a new Business Loan Agreement (the “Loan Agreement”) with Old National Bank (“ONB”). The new Loan Agreement and related Promissory Note provide for a borrowing by Contrail and CAL of $18,000,000 with a maturity date of September 14, 2021. The Loan Agreement and related Promissory Note constitute new debt with ONB, not a refinancing of current debt. The borrowing under the Loan Agreement bears interest at a variable rate equal to the 1-month LIBOR plus 375 basis points. Contrail and CAL have used proceeds of the new loan in connection with the purchase by CAL of two aircraft, each an Airbus A319-100 (together, the “Aircraft”). The Aircraft are intended to be used in commercial operations pursuant to leasing arrangements until the Aircraft and their component parts are disassembled in connection with the part-out and sale of the Aircraft once the Aircraft or engine(s) are removed from service.

The obligations of Contrail and CAL under the Loan Agreement are secured by a first-priority security interest in all of the assets of Contrail and CAL, including a first-priority security interest in the Aircraft evidenced by separate Aircraft Security Agreements. The obligations of Contrail and CAL are also guaranteed by the Company; provided, however, that the total dollar amount of borrowings guaranteed by the Company to ONB is limited to $1,600,000, plus costs of collection and costs, fees and expenses associated with the recovery, repossession or other similar efforts to retrieve any of ONB’s collateral securing any of the outstanding debt of Contrail or CAL to ONB, including the Aircraft.

The Loan Agreement contains affirmative and negative covenants, including covenants that restrict Contrail’s and CAL’s ability to make acquisitions or investments, make certain changes to their respective capital structures, and engage in any business substantially different than they presently conduct, as well as financial covenants relating to, among other things, tangible net worth, quarterly cash flow coverage, and a required pay down period (unless, with respect to the pay down period, Contrail and CAL maintain a minimum debt service coverage ratio).

The Loan Agreement contains Events of Default, as defined therein, including, without limitation, nonpayment of principal, interest or other obligations, violation of covenants, bankruptcy and other insolvency events, false statements made in a warranty or representation, death or incompetency or any guarantor or material adverse change in the borrower’s condition.

The foregoing summary of the terms of the Loan Agreement and Promissory Note does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement and Promissory Note, which are filed as Exhibit 10.13 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

10.1	Purchase Agreement dated May 12, 2017 with Contrail Aviation Support, LLC as Buyer*

10.2	Engine Sale Agreement dated September 22, 2017 with Contrail Aviation Support, LLC as Buyer*

10.3	Purchase Agreement dated September 22, 2017 with Contrail Aviation Support, LLC as Buyer*

10.4	Lease Agreement dated September 29, 2017 with Contrail Aviation Support, LLC as Lessor*

10.5	Purchase Agreement dated October 9, 2017 with Contrail Aviation Support, LLC as Seller*

10.6	Lease Agreement dated December 27, 2017 with Contrail Aviation Support, LLC as Lessor*

10.7	Engine Lease Agreement dated January 10, 2018 with Contrail Aviation Support, LLC as Lessor*

10.8	Engine Sale Agreement dated January 25, 2018 with Contrail Aviation Leasing, LLC as Buyer*

10.9	Aircraft Sale & Purchase Agreement dated February 11, 2018 with Contrail Aviation Support, LLC as Purchaser*

10.10	Aircraft Sale Agreement dated August 3, 2018 with Contrail Aviation Support, LLC as Purchaser*

10.11	Novation and Amendment Agreement dated September 4, 2018, with Contrail Aviation Support, LLC as the New Lessor, assuming the Aircraft Lease Agreement, dated October 26, 2001, New Aircraft No. 1*

10.12	Novation and Amendment Agreement dated September 4, 2018, with Contrail Aviation Support, LLC as the New Lessor, assuming the Aircraft Lease Agreement, dated October 26, 2001, New Aircraft No. 2*

10.13	Promissory Note and Business Loan Agreement executed as of September 14, 2018 between Contrail Aviation Support, LLC and Contrail Aviation Leasing, LLC as Borrower and Old National Bank as the Lender

*	Portions of the exhibit are treated as confidential pursuant to a request for confidential treatment filed by Air T, Inc. with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2018

AIR T, INC.

By:	/s/ Brett Reynolds
Brett Reynolds, Chief Financial Officer

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